T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund

Supplement to Prospectus and Summary Prospectus dated October 1, 2021, as supplemented

In the Summary Prospectus and section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2022, Michael K. Sewell will join the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Sewell joined T. Rowe Price in 2004. Effective September 30, 2022, Brian J. Brennan will step down as co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee.

In section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2022, Michael K. Sewell will join the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Sewell joined T. Rowe Price in 2004, and his investment experience dates from 2006. During the past five years, he has served as a fixed income trader, a portfolio manager (beginning in February 2020), and an associate portfolio manager (beginning in March 2018) on the U.S. Inflation Protected Bond, U.S. Short-Term Inflation Focused Bond, U.S. Treasury Intermediate-Term Bond, and U.S. Treasury Long-Term Bond Strategies with the Firm. Effective September 30, 2022, Brian J. Brennan will step down as co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee.

The date of this supplement is December 9, 2021.

G33-041 12/9/21